UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 4, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-5)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-5. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-5 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-5 REMIC Pass-Through Certificates.

     On August 26, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2005) as of August 1, 2005 of $479,550,457.83. The mortgage loans that have original maturities of at least 20 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2005) as of August 1, 2005 of $370,735,085.11. The mortgage loans that have original maturities of 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2005) as of August 1, 2005 of $65,502,916.53. The mortgage loans that have original maturities of at least 25 but not more than 30 years and are relocation loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2005) as of August 1, 2005 of $43,312,456.19. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of August 1, 2005 were 687, 118 and 79, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of August 1, 2005 were 5.900%, 5.389% and 5.492%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of August 1, 2005 were 358.29 months, 178.16 months and 358.19 months, respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to April 1, 2004, October 1, 2003 and March 1, 2005, respectively, or after August 1, 2005, July 1, 2005 and August 1, 2005, respectively. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of August 1, 2005 were 359.75 months, 180.00 months and 359.28 months, respectively.

     None of the pool I mortgage loans or pool III mortgage loans have a scheduled maturity later than August 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than August 1, 2020. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $92,800, $144,000 and $369,550, respectively, nor more than $1,860,000, $1,253,000 and $1,000,000, respectively. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $3,501,713.25, $0 and $1,271,097.54, respectively, as of August 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 90% and 95%, respectively. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of August 1, 2005 were 66.4%, 60.2% and 74.0%, respectively. No more than $4,565,960.15, $1,643,004.35 and $1,937,852.73, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. 95%(2), 89% and 100%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     40.90%, 27.04% and 27.15%, respectively, of the pool I mortgage loans, the pool II mortgage loans and pool III mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. 37.66%, 43.79% and 0%, respectively, of the pool I mortgage loans, the pool
II mortgage loans and the pool III mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. 4.68%, 13.04% and 0%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. 12.90%, 10.08% and 72.85%%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. 3.86%, 6.06% and 0%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 5 and 2, respectively;

     2. such pool I mortgage loans and pool II mortgage loans had aggregate scheduled principals balance of $1,451,758.78 and $510,243.72, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 78.0% and 78.5%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 88.0% and 94.6%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $36,069,191.09 and $334,665,894.02, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.543% and 5.938%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 358.54 months and 355.95 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $5,827,892.75 and $59,675,023.78, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.039% and 5.423%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 178.39 months and 175.79 months, respectively.

     Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 5.000%. Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III discount loans and the pool III premium loans were $474,458.31 and $42,837,997.88, respectively. The weighted average interest rates of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 5.125% and 5.496%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 359.00 months and 358.18 months, respectively.

      The following tables set forth information regarding the mortgage loans as of August 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------


2004                                  6                         $  3,555,130

2005                                681                          367,179,955


Total                               687                         $370,735,085
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------


2003                                  1                          $   724,529

2004                                  2                            1,143,933

2005                                115                           63,634,455


Total                               118                          $65,502,917
                                    ===                          ===========


                 YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------


2005                                 79                          $43,312,456


Total                                79                          $43,312,456
                                     ==                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     546                         $294,657,441

Multi-family Dwellings*              19                           11,360,985

Townhouses                           17                            8,202,793

Condominium Units (one to four       40                           19,353,663
 stories high)

Condominium Units (over four         18                           10,696,098
stories high)

Cooperative Units                    47                           26,464,105


Total                               687                         $370,735,085
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


             TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     103                          $58,173,932

Multi-family Dwellings*               1                              617,776

Townhouses                            4                            2,167,362

Condominium Units (one to four        7                            3,074,166
 stories high)

Condominium Units (over four          1                              597,802
stories high)

Cooperative Units                     2                              871,879


Total                               118                          $65,502,917
                                    ===                          ===========

-----------
*   Multi-family dwellings are 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                      75                          $41,619,678

Townhouses                            1                              478,423

Condominium Units (one to four        3                            1,214,355
 stories high)


Total                                79                          $43,312,456
                                     ==                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            668                         $359,374,099

2-family                             17                           10,316,473

3-family                              1                              645,350

4-family                              1                              399,163


Total                               687                         $370,735,085
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            117                          $64,885,141

4-family                              1                              617,776


Total                               118                          $65,502,917
                                    ===                          ===========


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                             79                          $43,312,456


Total                                79                          $43,312,456
                                     ==                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 7                         $    762,144

$150,000 through $199,999.99          0                                    0

$200,000 through $249,999.99          4                              892,384

$250,000 through $299,999.99          6                            1,734,811

$300,000 through $349,999.99          1                              327,016

$350,000 through $399,999.99        105                           40,535,370

$400,000 through $449,999.99        128                           54,753,401

$450,000 through $499,999.99        131                           62,673,744

$500,000 through $549,999.99         74                           39,100,911

$550,000 through $599,999.99         62                           35,918,640

$600,000 through $649,999.99         43                           27,127,410

$650,000 through $699,999.99         26                           17,826,476

$700,000 through $749,999.99         20                           14,599,827

$750,000 through $799,999.99         23                           17,840,533

$800,000 through $849,999.99          8                            6,594,076

$850,000 through $899,999.99         11                            9,753,252

$900,000 through $949,999.99          2                            1,896,064

$950,000 through $999,999.99         28                           27,678,567

$1,000,000 and over                   8                           10,720,459


Total                               687                         $370,735,085
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$199,999.99 and under                 1                          $   141,228

$200,000 through $249,999.99          2                              443,483

$250,000 through $299,999.99          1                              267,920

$300,000 through $349,999.99          1                              331,416

$350,000 through $399,999.99         10                            3,880,426

$400,000 through $449,999.99         23                            9,802,649

$450,000 through $499,999.99         27                           13,029,589

$500,000 through $549,999.99          8                            4,215,394

$550,000 through $599,999.99         10                            5,846,057

$600,000 through $649,999.99         11                            6,921,364

$650,000 through $699,999.99          3                            2,050,439

$700,000 through $749,999.99          6                            4,441,862

$750,000 through $799,999.99          2                            1,594,069

$800,000 through $849,999.99          3                            2,447,235

$850,000 through $899,999.99          0                                    0

$900,000 through $949,999.99          2                            1,887,566

$950,000 through $999,999.99          6                            5,953,859

$1,000,000 and over                   2                            2,248,361


Total                               118                          $65,502,917
                                    ===                          ===========

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$349,999.99 and under                 0                          $         0

$350,000 through $399,999.99         12                            4,646,004

$400,000 through $449,999.99         15                            6,440,711

$450,000 through $499,999.99         14                            6,620,791

$500,000 through $549,999.99         10                            5,262,277

$550,000 through $599,999.99         12                            7,015,901

$600,000 through $649,999.99          2                            1,273,021

$650,000 through $699,999.99          1                              679,238

$700,000 through $749,999.99          4                            2,917,922

$750,000 through $799,999.99          1                              799,124

$800,000 through $899,999.99          1                              878,320

$900,000 through $949,999.99          2                            1,852,745

$950,000 through $999,999.99          5                            4,926,402

$1,000,000 and over                   0                                    0


Total                                79                          $43,312,456
                                     ==                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% to 5.000%                      1                         $    279,064

5.001% to 5.500%                     22                           13,620,829

5.501% to 6.000%                    546                          295,377,556

6.001% to 6.500%                    105                           54,542,491

6.501% to 7.000%                     10                            5,541,844

7.001% to 7.125%                      3                            1,373,301


Total                               687                         $370,735,085
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750% to 5.000%                      6                          $ 2,593,063

5.001% to 5.500%                     93                           52,959,827

5.501% to 6.000%                     19                            9,950,027


Total                               118                          $65,502,917
                                    ===                          ===========


              DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.001% to 5.500%                     51                          $28,621,467

5.501% to 6.000%                     27                           14,251,281

6.001% to 6.500%                      1                              439,708


Total                                79                          $43,312,456
                                     ==                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   256                         $145,810,395

65.001% - 75.000%                   166                           91,512,275

75.001% - 80.000%                   257                          129,910,702

80.001% - 85.000%                     1                              459,632

85.001% - 90.000%                     7                            3,042,081


Total                               687                         $370,735,085
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    65                          $38,006,362

65.001% - 75.000%                    22                           11,986,891

75.001% - 80.000%                    31                           15,509,664


Total                               118                          $65,502,917
                                    ===                          ===========


                    DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    12                          $ 6,450,712

65.001% - 75.000%                    26                           14,888,411

75.001% - 80.000%                    38                           20,702,235

85.001% - 90.000%                     1                              452,912

90.001% - 95.000%                     2                              818,186


Total                                79                          $43,312,456
                                     ==                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                         $  1,256,951
Arizona                              12                            5,340,581
Arkansas                              1                              418,573
California                          224                          120,025,899
Colorado                              8                            4,877,957
Connecticut                          15                            8,859,603
District of Columbia                  3                            1,570,025
Florida                              37                           20,189,515
Georgia                              10                            5,023,613
Hawaii                                1                              594,733
Idaho                                 2                              758,808
Illinois                             18                            8,887,938
Indiana                               3                            1,976,850
Iowa                                  1                              489,349
Kansas                                2                            1,412,215
Louisiana                             1                              217,778
Maine                                 1                              699,286
Maryland                             23                           13,471,914
Massachusetts                        47                           24,288,453
Michigan                              2                            1,034,929
Minnesota                             9                            3,863,250
Missouri                              6                            3,611,574
Nebraska                              2                              604,687
Nevada                                3                            1,293,269
New Hampshire                         2                            1,166,851
New Jersey                           36                           18,050,348
New York                            127                           73,382,050
North Carolina                       11                            5,215,877
Ohio                                  4                            2,044,509
Oklahoma                              2                              935,032
Oregon                                1                              629,342
Pennsylvania                          8                            4,515,121
South Carolina                        3                            1,408,125
Tennessee                             3                            1,980,933
Texas                                13                            7,549,723
Utah                                  7                            3,805,586
Vermont                               1                              638,723
Virginia                             23                           12,111,944
Washington                            6                            2,791,139
Wisconsin                             3                            1,893,964
Wyoming                               3                            1,848,068


Total                               687                         $370,735,085
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                          $   826,959
Arizona                               2                              846,336
California                           37                           21,480,427
Colorado                              4                            1,891,490
Connecticut                           4                            2,186,334
Delaware                              1                              398,519
Florida                               4                            1,539,872
Georgia                               4                            2,168,154
Hawaii                                2                            1,577,848
Idaho                                 1                              807,253
Illinois                              3                            1,739,209
Indiana                               2                              922,784
Iowa                                  1                              502,173
Maryland                              3                            1,781,586
Massachusetts                         2                            1,202,252
Michigan                              1                              603,635
Minnesota                             2                            1,217,041
Missouri                              3                            2,022,701
Nevada                                3                            1,033,445
New Jersey                            4                            2,246,476
New York                              9                            5,529,990
North Carolina                        5                            2,439,891
Ohio                                  3                            1,921,014
Texas                                 9                            4,474,541
Utah                                  2                              977,022
Washington                            1                              498,225
West Virginia                         1                              996,412
Wisconsin                             2                            1,150,143
Wyoming                               1                              521,185


Total                               118                          $65,502,917
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               1                          $   505,000
Arizona                               1                              384,015
California                           11                            6,856,935
Colorado                              1                              437,498
Connecticut                           6                            3,736,261
Delaware                              1                              381,601
Florida                               4                            2,028,668
Georgia                               5                            2,388,134
Illinois                              5                            2,868,447
Indiana                               1                              704,828
Maryland                              2                              968,423
Massachusetts                         5                            2,302,275
Missouri                              1                              452,912
New Hampshire                         2                            1,226,718
New Jersey                           16                            9,303,049
New York                              4                            1,930,858
North Carolina                        1                              443,514
Ohio                                  1                              469,765
Oklahoma                              1                              490,920
Pennsylvania                          3                            1,451,548
Tennessee                             1                              398,773
Texas                                 3                            2,084,686
Virginia                              1                              578,046
Wisconsin                             2                              919,582


Total                                79                          $43,312,456
                                     ==                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620     0.20%      0.15%      0.34%      0.00%      0.11%      0.00%        0.80%
620 - 649         2.57%      0.32%      0.38%      0.00%      0.00%      0.00%        3.28%
650 - 699         4.96%      3.55%      6.79%      0.00%      0.11%      0.00%       15.41%
700 - 749        10.50%      8.39%     10.82%      0.00%      0.35%      0.00%       30.06%
750 - 799        18.64%     11.71%     15.92%      0.12%      0.25%      0.00%       46.65%
800 and Above     2.46%      0.56%      0.78%      0.00%      0.00%      0.00%        3.80%

Total            39.33%     24.68%     35.04%      0.12%      0.82%      0.00%      100.00%
                 ======     ======     ======      =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620     0.79%      1.35%      0.31%      0.00%      0.00%      0.00%        2.45%
620 - 649         3.52%      0.00%      0.90%      0.00%      0.00%      0.00%        4.42%
650 - 699         9.10%      5.32%      1.27%      0.00%      0.00%      0.00%       15.69%
700 - 749        15.80%      3.44%      7.17%      0.00%      0.00%      0.00%       26.41%
750 - 799        21.53%      7.35%     12.68%      0.00%      0.00%      0.00%       41.56%
800 and above     7.27%      0.84%      1.36%      0.00%      0.00%      0.00%        9.46%

Total            58.02%     18.30%     23.68%      0.00%      0.00%      0.00%      100.00%
                 ======     ======     ======      =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less the 620      0.00%      1.25%      0.00%      0.00%      0.00%      0.85%        2.10%
620 - 649         0.00%      0.86%      2.08%      0.00%      0.00%      0.00%        2.94%
650 - 699         1.04%      5.91%      7.10%      0.00%      1.05%      0.00%       15.08%
700 - 749         3.16%     11.50%     11.71%      0.00%      0.00%      1.04%       27.40%
750 - 799        10.70%     11.74%     18.64%      0.00%      0.00%      0.00%       41.08%
Above 800         0.00%      3.11%      8.28%      0.00%      0.00%      0.00%       11.39%

Total            14.89%     34.37%     47.80%      0.00%      1.05%      1.89%      100.00%
                 ======     ======     ======      =====      =====      =====      =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 4, 2005